                     AmeriCredit Automobile Receivables Trust 1998-A
                           Class A-1 5.560% Asset Backed Notes
                       Class A-2 Floating Rate Asset Backed Notes
                           Class A-3 5.880% Asset Backed Notes
                           Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     07/01/98
Monthly Period Ending:        07/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.  Beginning of period Aggregate Principal Balance                                                        $392,768,298
                                                                                                                ------------
     B.  Purchase of Subsequent Receivables                                                                                0
                                                                                                                ------------
     C.  Monthly Principal Amounts

         (1)   Collections on Receivables outstanding
                 at end of period                                                                  10,206,793
                                                                                                  ------------
         (2)   Collections on Receivables paid off
                 during period                                                                       2,757,912
                                                                                                  ------------
         (3)   Receivables becoming Liquidated Receivables
                 during period                                                                       3,911,575
                                                                                                  ------------
         (4)   Receivables becoming Purchased Receivables
                 during period
                                                                                                  ------------
         (5)   Cram Down Losses occurring during period
                                                                                                  ------------
         (6)   Other Receivables adjustments                                                            98,165
                                                                                                  ------------
         (7)   Less amounts allocable to Interest                                                   (5,934,704)
                                                                                                  ------------
         Total Monthly Principal Amounts                                                                           11,039,741
                                                                                                                 ------------
     D.  End of period Aggregate Principal Balance                                                               $381,728,557
                                                                                                                 ------------
                                                                                                                 ------------
     E.  Pool Factor                                                                                               89.818486%
                                                                                                                 ------------
                                                                                                                 ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                                        Class A-1    Class A-2     Class A-3       TOTAL
                                                                       -----------  ------------  ------------  -------------

     A.   Beginning of period Note Balance                             $52,911,879  $200,000,000  $128,000,000   $380,911,879
                                                                       ------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount                   11,039,741             0             0     11,039,741
     C.   Noteholders' Accelerated Principal Amount                        815,692             0             0        815,692
     D.   Accelerated Payment Amount Shortfall                              67,388             0             0         67,388
     E.   Note Prepayment Amount                                                 0             0             0              0
     F.   Deficiency Claim Amount                                                0             0             0              0
                                                                       ------------------------------------------------------
     G.   End of period Note Balance                                   $40,989,058  $200,000,000  $128,000,000   $368,989,058
                                                                       ------------------------------------------------------
                                                                       ------------------------------------------------------
     H.   Note Pool Factors                                             42.256761%   100.000000%   100.000000%     86.820955%
                                                                       ------------------------------------------------------
                                                                       -----------------------------------------------------


                                       1

     RECONCILIATION OF PRE-FUNDING ACCOUNT:
III.
     A.  Beginning of period Pre-Funding Account balance                                                          $         0
                                                                                                                  -----------

     B.  Purchase of Subsequent Receivables                                                                  0
                                                                                                  ------------
     C.  Investment Earnings                                                                                 0
                                                                                                  ------------
     D.  Investment Earnings Transfer to Collections Account                                                 0
                                                                                                  ------------
     E.  Payment of Mandatory Prepayment Amount                                                              0
                                                                                                  ------------
                                                                                                                            0
                                                                                                                  -----------
     F.  End of period Pre-Funding Account balance                                                                $         0
                                                                                                                  -----------
                                                                                                                  -----------
     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
IV.
     A.  Total Monthly Principal Amounts                                                                          $11,039,741
                                                                                                                  -----------
     B.  Required Pro-forma Security Balance                                                       343,555,701
                                                                                                  ------------
     C.  Pro-forma Security Balance (Assuming 100%
           Paydown of Total Monthly Principal Amounts)                                             369,872,138
                                                                                                  ------------
     D.  Step-down Amount (B.-C.)                                                                                           0
                                                                                                                  -----------
     E.  Principal Distributable Amount (A.-D.)                                                                   $11,039,741
                                                                                                                  -----------
                                                                                                                  -----------
     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

V.   A.  Beginning of period Capitalized Interest  Account balance                                                $         0
                                                                                                                  -----------
     B.  Monthly Capitalized Interest Amount                                                                 0
                                                                                                  ------------
     C.  Investment Earnings                                                                                 0
                                                                                                  ------------
     D.  Investment Earnings Transfer to Collections Account                                                 0
                                                                                                  ------------
     E.  Payment of Overfunded Capitalized Interest Amount                                                   0
                                                                                                  ------------
     F.  Payment of Remaining Capitalized Interest Account                                                   0
                                                                                                  ------------
                                                                                                                            0
                                                                                                                  -----------
     G.  End of period Capitalized Interest Account balance                                                       $         0
                                                                                                                  -----------
                                                                                                                  -----------
     RECONCILIATION OF COLLECTION ACCOUNT:

VI.  A.  Available Funds:

         (1)   Collections on Receivables during period
                (net of Liquidation Proceeds)                                                     $ 12,964,705
                                                                                                  ------------
         (2)   Liquidation Proceeds collected
                during period                                                                        1,597,198
                                                                                                  ------------
         (3)   Purchase Amounts deposited in Collection
                Account
                                                                                                  ------------
         (4)(a)  Investment Earnings - Collection Account                                               43,274
                                                                                                  ------------
            (b)  Investment Earnings - Transfer From Prefunding Account                                      0
                                                                                                  ------------
            (c)  Investment Earnings - Transfer From Capitalized
                   Interest Account                                                                          0
                                                                                                  ------------
         (5)  Collection of Supplemental Servicing Fees
            (a)  Extension Fees                                                                         35,362
                                                                                                  ------------
            (b)  Repo and Recovery Fees Advanced                                                        94,178
                                                                                                  ------------
            (c)  Other Fees                                                                             57,016
                                                                                                  ------------
         (6)   Monthly Capitalized Interest Amount                                                           0
                                                                                                  ------------
         (7)   Mandatory Prepayment Amount
                                                                                                  ------------
         Total Available Funds                                                                                     14,791,733
                                                                                                                  -----------

     B.  Distributions:

         (1)   Base Servicing Fee and Supplemental Servicing Fees
            (a)  Base Servicing Fee                                                                    733,986
                                                                                                  ------------
            (b)  Repo and Recovery Fees                                                                 94,178
                                                                                                  ------------
            (c)  Bank Service Charges                                                                   11,406
                                                                                                  ------------
            (d)  Other Fees                                                                             57,016
                                                                                                  ------------
         (2)   Agent fees                                                                                2,455
                                                                                                  ------------
         (3)   Refunds of Overpayments paid by AFS                                                      61,248
                                                                                                  ------------
         (4)   Noteholders' Interest Distributable Amount
                 (a)  Class A - 1                                                                      245,158
                                                                                                  ------------
                 (b)  Class A - 2                                                                      962,708
                                                                                                  ------------
                 (c)  Class A - 3                                                                      627,200
                                                                                                  ------------
         (5)   Noteholders' Principal Distributable Amount
                 (a)  Class A - 1                                                                   11,039,741
                                                                                                  ------------
                 (b)  Class A - 2                                                                            0
                                                                                                  ------------
                 (c)  Class A - 3                                                                            0
                                                                                                  ------------
         (6)   Security Insurer Premiums                                                               140,945
                                                                                                  ------------
         Total distributions                                                                                       13,976,041
                                                                                                                  -----------
     C.  Excess Available Funds (or Deficiency Claim Amount)                                                          815,692
                                                                                                                  -----------
     D.  Noteholders' Accelerated Principal Amount                                                                   (815,692)
                                                                                                                  -----------
     E.  Deposit to Spread Account                                                                                $         0
                                                                                                                  -----------
                                                                                                                  -----------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.         Excess Available Funds  (VI.C.)                                                      $815,692
                                                                                                 ------------
     B.         Pro Forma Security Balance    (II.A.-II.B.)                                       369,872,138
                                                                                                 ------------
     C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                        343,555,701
                                                                                                 ------------
     D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                      26,316,437
                                                                                                 ------------
     E.         End of Period  Class A-1 Note Balance (before accel. payments)                     41,872,138
                                                                                                 ------------
     F.         Greater of D. or E.                                                                41,872,138
                                                                                                 ------------
     G.         Accelerated Principal Amount  (lesser of  A. or F.)                                               $815,692
                                                                                                               -----------

VIII.         CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.         Pro Forma Security Balance                                                       $369,872,138
                                                                                                 ------------
     B.         Required Pro Forma Security Balance                                               343,555,701
                                                                                                 ------------
     C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                      26,316,437
                                                                                                 ------------
     D.         End of Period Class A-1 Note Balance (before accel. payments)                      41,872,138
                                                                                                 ------------
     E.         Greater of C. or D.                                                                41,872,138
                                                                                                 ------------
     F.         Excess Available Funds  (VI.C.)                                                       815,692
                                                                                                 ------------
     G.         Investment Earnings on Collection Account                                              43,274
                                                                                                 ------------
     H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                               $41,099,720
                                                                                                               -----------

IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.       Beginning of period Spread Account balance                                                       $12,750,000
                                                                                                               -----------

     B.       Additions to Spread Account
               (1)       Deposits from Collections Account    (VI. E.)                                      0
                                                                                                 ------------
               (2)       Investment Earnings                                                           67,388
                                                                                                 ------------
               (3)       Deposits Related to Subsequent Receivables Purchases                               0
                                                                                                 ------------

              Total Additions                                                                                       67,388
                                                                                                               -----------

     C.       Spread Account balance available for  withdrawals                                                 12,817,388
                                                                                                               -----------

     D.       Requisite Amount of Spread Account
               (1)       Initial Spread Account Deposit                                            $9,749,989
                                                                                                 ------------
               (2)       Subsequent Spread Account Deposits                                         3,000,011
                                                                                                 ------------
               (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                12,750,000
                                                                                                 ------------
               (4)       $100,000                                                                     100,000
                                                                                                 ------------
               (5)       2% of Original Pool Balance (total deliveries)                             8,500,000
                                                                                                 ------------
               (6)       End of period Note Balance (before accel. principal
                           shortfall calc)                                                        369,056,446
                                                                                                 ------------
               (7)       Lesser of (5) or (6)                                                       8,500,000
                                                                                                 ------------
               (8)       Floor Amount Greater of (4) or (7)                                         8,500,000
                                                                                                 ------------
               (9)       Aggregate Principal Balance                                              381,728,557
                                                                                                 ------------
               (10)      End of period Note Balance (before accel. principal
                            shortfall calc)                                                       369,056,446
                                                                                                 ------------
               (11)      Line (9) less line (10)                                                   12,672,111
                                                                                                 ------------
               (12)      OC level     (11) / (9)                                                        3.32%
                                                                                                 ------------
               (13)      13% less OC level, if OC level is greater than 10%                               n/a
                                                                                                 ------------
               (14)      If OC level is equal to or greater than 10%, Percent in
                           (13) x End of Period Aggregate Principal Balance
                                                                                                          n/a
                                                                                                 ------------
               (15)      If OC level is less than 10%, 3% of Original Pool Balance
                          (total deliveries)                                                       12,750,000
                                                                                                 ------------
               (16)      15% of end of period Aggregate Principal Balance if
                           Trigger Date                                                                   n/a
                                                                                                 ------------

               Requisite Amount of Spread Account (either (3), (8), (14), (15), or
                 (16) as applicable)                                                                             12,750,000
                                                                                                               -----------

     E.       Withdrawals from Spread Account
               (1)       Priority First - Deficiency Claim Amount
                                                                                                 ------------
               (2)       Priority Second through Third
                                                                                                 ------------
               (3)       Priority Fourth - Accelerated Payment Amount Shortfall    41,099,720
                                                                                   ----------
              Accelerated Payment Amount Shortfall in Excess of Requisite Amount                      67,388
                                                                                                 ------------
               (4)       Priority Fifth through Sixth
                                                                                                 ------------
               (5)       Priority Seventh - to Servicer
                                                                                                 ------------

              Total withdrawals                                                                                     67,388
                                                                                                               -----------


     F.       End of period Spread Account balance                                                             $12,750,000
                                                                                                               -----------
                                       3

X.         MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.       Beginning of period number of Receivables                                                             33,068
                                                                                                               -----------

     B.       Number of Subsequent Receivables Purchased                                                                 0
                                                                                                               -----------

     C.       Number of Receivables becoming Liquidated
                Receivables during period                                                                              254
                                                                                                               -----------

     D.       Number of Receivables becoming Purchased
                Receivables during period
                                                                                                               -----------

     E.       Number of Receivables paid off during period                                                             250
                                                                                                               -----------

     F.       End of period number of Receivables                                                                   32,564
                                                                                                               -----------
                                                                                                               -----------


XI.         STATISTICAL DATA:

     A.       Weighted Average APR of the Receivables                                                               19.19%
                                                                                                               -----------

     B.       Weighted Average Remaining Term of the Receivables                                                     50.27
                                                                                                               -----------

     C.       Average Receivable Balance                                                                           $11,722
                                                                                                               -----------

     D.       Aggregate Realized Losses                                                                         $5,482,793
                                                                                                               -----------

By:
         --------------------------------------
Name:    Preston A. Miller
         -----------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    August 3, 1998
         --------------

                     AmeriCredit Automobile Receivables Trust 1998-A
                            Class A-1 5.560% Asset Backed Notes
                        Class A-2 Floating Rate Asset Backed Notes
                           Class A-3 5.880% Asset Backed Notes
                                  Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                                   07/01/98
Monthly Period Ending:                                      07/31/98

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                        Class A-1     Class A-2      Class A-3         TOTAL
                                                        ---------     ---------      ---------         -----
     A.   Preliminary End of period Note Balance        $40,989,058   $200,000,000   $128,000,000   $368,989,058
                                                        --------------------------------------------------------
     B.   Deficiency Claim Amount                                 0              0              0              0

     C.   End of period Note Balance                    $40,989,058   $200,000,000   $128,000,000   $368,989,058
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
     D.   Note Pool Factors                              42.256761%    100.000000%    100.000000%     86.820955%
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                           $12,750,000
                                                                                                     -----------
     B.   Priority First - Deficiency Claim Amount from preliminary certificate                                0
                                                                                                     -----------
     C.   End of period Spread Account balance                                                       $12,750,000
                                                                                                     -----------
X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)   Receivables with Scheduled Payment
                 delinquent more than 60 days
                 at end of period                                                      $7,776,496
                                                                                      -----------
          (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 60
                 days at end of period
                                                                                      -----------
          (3)   Beginning of period Principal Balance                                 392,768,298
                                                                                      -----------
          (4)   Delinquency Ratio (1)+(2) divided by (3)                                                   1.98%
                                                                                                     -----------
          (5)   Previous Monthly Period Delinquency Ratio                                                  1.93%
                                                                                                     -----------
          (6)   Second previous Monthly Period Delinquency Ratio                                           1.49%
                                                                                                     -----------
          (7)   Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                              1.80%
                                                                                                     -----------
          (8)   Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                           yes
                                                                                                     -----------


                                       1


     B.   Cumulative Default Rate
          (1)   Defaulted Receivables in Current Period                                $4,038,402
                                                                                      -----------
          (2)   Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                               14,399,637
                                                                                      -----------
          (3)   Original Pool Balance                                                 424,999,989
                                                                                      -----------
          (4)   Cumulative Default Rate (2) divided by (3)                                                 3.39%
                                                                                                     -----------
          (5)   Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 8.74%.)                                               yes
                                                                                                     -----------
     C.   Cumulative Net Loss Rate
          (1)   Receivables becoming Liquidated Receivables during period              $3,911,575
                                                                                      -----------
          (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                      -----------
          (3)   Cram Down Losses occurring during period
                                                                                      -----------
          (4)   Liquidation Proceeds collected during period                           (1,597,198)
                                                                                      -----------
          (5)   Net Losses during period (1)+(2)+(3)-(4)                                2,314,377
                                                                                      -----------
          (6)   Net Losses since Initial Cut-off Date (Beginning of Period)             3,122,796
                                                                                      -----------
          (7)   50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                     2,263,088
                                                                                      -----------
          (8)   Original Aggregate Principal Balance plus Pre-Funded
                 Amount as of the Closing Date                                        425,000,000
                                                                                      -----------
          (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                            1.81%
                                                                                                     -----------
          (10)  Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 5.00%.)                                              yes
                                                                                                     -----------
     D.   Extension Rate
          (1)   Principal Balance of Receivables extended during
                 current period                                                         4,369,443
                                                                                      -----------
          (2)   Beginning of Period Aggregate Principal Balance                       392,768,298
                                                                                      -----------
          (3)   Extension Rate (1) divided by (2)                                                          1.11%
                                                                                                     -----------
          (4)   Previous Monthly Extension Rate                                                            0.38%
                                                                                                     -----------
          (5)   Second previous Monthly Extension Rate                                                     0.17%
                                                                                                     -----------
          (6)   Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                              0.55%
                                                                                                     -----------
          (7)   Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                yes
                                                                                                     -----------

XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)   31-60 days                                               #   2,196       $26,731,969       6.81%
                                                                          --------------------------------------
          (2)   61-90 days                                                     450         5,415,597       1.38%
                                                                          --------------------------------------
          (3)   over 90 days                                                   197         2,360,899       0.60%
                                                                          --------------------------------------

          Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                 2,843       $34,508,465       8.79%
                                                                          --------------------------------------
                                                                          --------------------------------------


By:
              --------------------------------------
Name:         Preston A. Miller
              --------------------------------------
Title:        Executive Vice President and Treasurer
              --------------------------------------
Date:         August 5, 1998
              --------------------------------------


                                     2